                                                                    EXHIBIT 99.3

CASE NAME:     KEVCO HOLDING, INC.                                 ACCRUAL BASIS

CASE NUMBER:   401-40785-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2001
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                   TREASURER
---------------------------------------      -----------------------------------
Original Signature of Responsible Party                    Title

WILFORD W. SIMPSON                                   SEPTEMBER 24, 2001
---------------------------------------      -----------------------------------
Printed Name of Responsible Party                           Date

PREPARER:

/s/ Dennis S. Faulkner                              ACCOUNTANT FOR DEBTOR
---------------------------------------      -----------------------------------
Original Signature of Preparer                             Title

DENNIS S. FAULKNER                                   SEPTEMBER 24, 2001
---------------------------------------      -----------------------------------
Printed Name of Preparer                                    Date

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 1

CASE NUMBER:   401-40785-BJH-11

COMPARATIVE BALANCE SHEET

                                                                      SCHEDULED             MONTH
ASSETS                                                                  AMOUNT              JUL-01             MONTH          MONTH
------                                                                ---------             ------             -----          -----
1.     Unrestricted Cash (FOOTNOTE)                                          232              4,631
2.     Restricted Cash
3.     Total Cash                                                            232              4,631
4.     Accounts Receivable (Net)
5.     Inventory
6.     Notes Receivable
7.     Prepaid Expenses
8.     Other (Attach List)                                                     0                  0
9.     Total Current Assets                                                  232              4,631
10.    Property, Plant & Equipment
11.    Less: Accumulated
       Depreciation/Depletion
12.    Net Property, Plant & Equipment                                         0                  0
13.    Due From Insiders
14.    Other Assets - Net of Amortization
       (Attach List) (FOOTNOTE)                                       95,356,800                  0
15.    Other (Attach List)                                            14,496,631         14,496,631
16.    Total Assets                                                  109,853,663         14,501,262

POST PETITION LIABILITIES

17.    Accounts Payable
18.    Taxes Payable
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List)                                                                        0
23.    Total Post Petition Liabilities                                                            0

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)                                        75,885,064         15,071,491
25.    Priority Debt
26.    Unsecured Debt
27.    Other (Attach List)                                           328,039,345        321,192,806
28.    Total Pre Petition Liabilities                                403,924,409        336,264,297
29.    Total Liabilities                                             403,924,409        336,264,297

EQUITY

30.    Pre Petition Owners' Equity                                                     (294,070,746)
31.    Post Petition Cumulative Profit Or
       (Loss)                                                                           (88,505,859)
32.    Direct Charges To Equity (FOOTNOTE)                                               60,813,570
33.    Total Equity                                                                    (321,763,035)
34.    Total Liabilities and Equity                                                      14,501,262

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                               SUPPLEMENT TO

CASE NUMBER:   401-40785-BJH-11                                ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                                      SCHEDULED           MONTH
ASSETS                                                                  AMOUNT            JUL-01             MONTH           MONTH
------                                                                ---------           ------             -----           -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                                   0                0                 0

A.      Goodwill: SSS                                                  6,097,280
B.      Goodwill: Bowen                                               13,569,437
C.      Goodwill: BTE                                                  1,657,846
D.      Goodwill: Shelter                                             74,032,237
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14                     95,356,800                0

A.      Investment in Subsidiaries                                    14,496,631       14,496,631
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                                         14,496,631       14,496,631

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                                          0

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)                                 199,539,345      192,692,806
B.      10 3/8% Senior Sub. Notes                                    105,000,000      105,000,000
C.      Sr. Sub. Exchangeable Notes                                   23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                               328,039,345      321,192,806

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 2

CASE NUMBER:   401-40785-BJH-11


INCOME STATEMENT

                                                                          MONTH                                          QUARTER
REVENUES                                                                 JUL-01          MONTH          MONTH             TOTAL
--------                                                                 ------          -----          -----            -------
1.    Gross Revenues                                                                                                            0
2.    Less: Returns & Discounts                                                                                                 0
3.    Net Revenue                                                               0                                               0

COST OF GOODS SOLD

4.    Material                                                                                                                  0
5.    Direct Labor                                                                                                              0
6.    Direct Overhead                                                                                                           0
7.    Total Cost Of Goods Sold                                                  0                                               0
8.    Gross Profit                                                              0                                               0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                                            0
10.   Selling & Marketing                                                                                                       0
11.   General & Administrative                                                                                                  0
12.   Rent & Lease                                                                                                              0
13.   Other (Attach List)                                                                                                       0
14.   Total Operating Expenses                                                  0                                               0
15.   Income Before Non-Operating
      Income & Expense                                                          0                                               0

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                           0                                               0
17.   Non-Operating Expense (Att List)                                          0                                               0
18.   Interest Expense                                                                                                          0
19.   Depreciation / Depletion                                                                                                  0
20.   Amortization                                                                                                              0
21.   Other (Attach List)                                              (1,636,742)                                     (1,636,742)
22.   Net Other Income & Expenses                                      (1,636,742)                                     (1,636,742)

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                                         0
24.   U.S. Trustee Fees                                                                                                         0
25.   Other (Attach List)                                                                                                       0
26.   Total Reorganization Expenses                                             0                                               0
27.   Income Tax                                                                                                                0
28.   Net Profit (Loss)                                                (1,636,742)                                     (1,636,742)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                               SUPPLEMENT TO

CASE NUMBER:   401-40785-BJH-11                                ACCRUAL BASIS - 2


INCOME STATEMENT

                                                                 MONTH                                               QUARTER
OPERATING EXPENSES                                              JUL-01            MONTH             MONTH             TOTAL
------------------                                              ------            -----             -----            -------
                                                                                                                            0
                                                                                                                            0
                                                                                                                            0
                                                                                                                            0
                                                                                                                            0
 TOTAL OTHER OPERATING
   EXPENSES - LINE 13                                                 0                                                     0

OTHER INCOME & EXPENSES

A.                                                                                                                          0
B.                                                                                                                          0
C.                                                                                                                          0
D.                                                                                                                          0
E.                                                                                                                          0

TOTAL NON-OPERATING INCOME -
         LINE 16                                                      0                                                     0

A.     Write off of Goodwill (FOOTNOTE)                      (1,636,742)                                           (1,636,742)
B.
C.                                                                                                                          0
D.                                                                                                                          0
E.                                                                                                                          0

 TOTAL NON-OPERATING
  EXPENSE - LINE 21                                          (1,636,742)                                           (1,636,742)

REORGANIZATION EXPENSES

A.                                                                                                                          0
B.                                                                                                                          0
C.                                                                                                                          0
D.                                                                                                                          0
E.                                                                                                                          0

TOTAL OTHER REORGANIZATION
  EXPENSES - LINE 25                                                  0                                                     0

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 3

CASE NUMBER:   401-40785-BJH-11


CASH RECEIPTS AND                                    MONTH                                               QUARTER
DISBURSEMENTS                                       JUL-01            MONTH            MONTH              TOTAL
-----------------                                   ------            -----            -----             -------
1.    Cash - Beginning Of Month                     SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition
4.    Post Petition
5.    Total Operating Receipts

NON-OPERATING RECEIPTS

6.    Loans & Advances (Interco. Transfer)
7.    Sale of Assets
8.    Other (Attach List)
9.    Total Non-Operating Receipts
10.   Total Receipts
11.   Total Cash Available

OPERATING DISBURSEMENTS

12.   Net Payroll
13.   Payroll Taxes Paid
14.   Sales, Use & Other Taxes Paid
15.   Secured / Rental / Leases
16.   Utilities
17.   Insurance
18.   Inventory Purchases
19.   Vehicle Expenses
20.   Travel
21.   Entertainment
22.   Repairs & Maintenance
23.   Supplies
24.   Advertising
25.   Other (Attach List)
26.   Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.   Professional Fees
28.   U.S. Trustee Fees
29.   Other (Attach List)
30.   Total Reorganization Expenses
31.   Total Disbursements
32.   Net Cash Flow
33.   Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.               SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 JULY, 2001
CASE NUMBER:   401-40785-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS

                                               DIST LP       MFG        MGMT     HOLDING   COMP    KEVCO INC     TOTAL
                                               -------     -------   ----------  -------   -----   ---------   ---------
 1    CASH-BEGINNING OF MONTH                       --       3,739    5,395,155    4,631   5,668       1,000   5,410,193

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                    --          --                                                    --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                  --          --                                                    --
 4    POST PETITION                             47,759          --                                                47,759

 5    TOTAL OPERATING RECEIPTS                  47,759          --           --       --      --          --      47,759

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                          --                                                    --
 7    SALE OF ASSETS                           482,442      55,779       68,000                                  606,221
 8    OTHER                                         --      50,449       95,885       --      --          --     146,334
       INTERCOMPANY TRANSFERS                   88,194     121,941     (210,135)      --      --                      --
              SALE EXPENSE REIMBURSEMENT
              LIFE INSURANCE CASH VALUE
              RENT
              PAYROLL TAX ADVANCE RETURNED                               43,264
              MISC.                                                      43,707               --
              INTEREST INCOME                                             8,914

 9    TOTAL NON OPERATING RECEIPTS             570,636     228,169      (46,250)      --      --          --     752,555

10    TOTAL RECEIPTS                           618,395     228,169      (46,250)      --      --          --     800,314

11    CASH AVAILABLE                           618,395     231,908    5,348,905    4,631   5,668       1,000   6,210,507

   OPERATING DISBURSEMENTS
12    NET PAYROLL                              342,427       9,430      282,924                                  634,781
13    PAYROLL TAXES PAID                                        --      238,878                                  238,878
14    SALES, USE & OTHER TAXES PAID                             --                                                    --
15    SECURED/RENTAL/LEASES                     15,069       3,223       40,094                                   58,386
16    UTILITIES                                 67,481       3,641       13,097                                   84,219
17    INSURANCE                                                 --      137,376                                  137,376
18    INVENTORY PURCHASES                                       --                                                    --
19    VEHICLE EXPENSE                                           --                                                    --
20    TRAVEL                                     4,264          --                                                 4,264
21    ENTERTAINMENT                                             --                                                    --
22    REPAIRS & MAINTENANCE                      2,954          74        5,492                                    8,520
23    SUPPLIES                                   3,873          --       30,637                                   34,510
24    ADVERTISING                                                                                                     --
25    OTHER                                    182,327      61,801      183,730       --      --          --     427,858
            LOAN PAYMENTS                                   55,779                                                55,779
              FREIGHT                           14,204       3,126                                                17,330
              CONTRACT LABOR                       846          --       45,359                                   46,205
              401 K PAYMENTS                                    --                                                    --
              PAYROLL TAX ADVANCE ADP                                                                                 --
              WAGE GARNISHMENTS                                           1,761                                    1,761
              MISC.                            167,277       2,896      136,610                                  306,783

26    TOTAL OPERATING DISBURSEMENTS            618,395      78,169      932,228       --      --          --   1,628,792

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                         --      157,275                                  157,275
28    US TRUSTEE FEES                                           --                                                    --
29    OTHER                                                                                                           --
30    TOTAL REORGANIZATION EXPENSE                  --          --      157,275       --      --          --     157,275
7
31    TOTAL DISBURSEMENTS                      618,395      78,169    1,089,503       --      --          --   1,786,067

32    NET CASH FLOW                                 --     150,000   (1,135,753)      --      --          --    (985,753)

33    CASH- END OF MONTH                            --     153,739    4,259,402    4,631   5,668       1,000   4,424,440

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 4

CASE NUMBER:   401-40785-BJH-11

                                                 SCHEDULED       MONTH
ACCOUNTS RECEIVABLE AGING                         AMOUNT         JUL-01         MONTH          MONTH
-------------------------                        ---------       ------         -----          -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                           0            0             0              0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                           0            0             0              0

AGING OF POST PETITION                                    MONTH:     JULY-01
TAXES AND PAYABLES                                              ----------------

                               0 - 30        31 - 60        61 - 90        91 +
TAXES PAYABLE                   DAYS           DAYS           DAYS         DAYS           TOTAL
-------------                  ------        -------        -------        ----           -----
1.   Federal                                                                                   0
2.   State                                                                                     0
3.   Local                                                                                     0
4.   Other (Attach List)             0              0              0            0              0
5.   Total Taxes Payable             0              0              0            0              0
6.   Accounts Payable                                                                          0

                                                          MONTH:     JULY-01
                                                                ----------------
STATUS OF POST PETITION TAXES

                                                       BEGINNING TAX       AMOUNT WITHHELD                            ENDING TAX
FEDERAL                                                  LIABILITY*        AND/OR ACCRUED         (AMOUNT PAID)       LIABILITY
-------                                                -------------       ---------------        -------------       ----------
1.   Withholding **                                                                                                            0
2.   FICA - Employee **                                                                                                        0
3.   FICA - Employer **                                                                                                        0
4.   Unemployment                                                                                                              0
5.   Income                                                                                                                    0
6.   Other (Attach List)                                           0                                                           0
7.   Total Federal Taxes                                           0                     0                    0                0

STATE AND LOCAL

8.   Withholding                                                                                                               0
9.   Sales                                                                                                                     0
10.  Excise                                                                                                                    0
11.  Unemployment                                                                                                              0
12.  Real Property                                                                                                             0
13.  Personal Property                                                                                                         0
14.  Other (Attach List)                                                                                                       0
15.  Total State And Loc                                           0                     0                    0                0
16.  Total Taxes                                                   0                     0                    0                0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 5

CASE NUMBER:   401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:     JULY-01
                                                                ----------------

BANK RECONCILIATIONS                            Account # 1        Account # 2
--------------------                            -----------        -----------
A.   BANK:                                   PNC Bank Delaware                     Other Accounts
B.   ACCOUNT NUMBER:                            56-0359-4656                        (Attach List)         TOTAL
C.   PURPOSE (TYPE):                            DIP Account
1.   Balance Per Bank Statement                           4,084                                           4,084
2.   Add: Total Deposits Not Credited                                                                         0
3.   Subtract: Outstanding Checks                                                                             0
4.   Other Reconciling Items                                547                                             547
5.   Month End Balance Per Books                          4,631              0                            4,631
6.   Number of Last Check Written                  1,024


INVESTMENT ACCOUNTS

                                             DATE OF         TYPE OF
BANK, ACCOUNT NAME & NUMBER                  PURCHASE       INSTRUMENT     PURCHASE PRICE     CURRENT VALUE
---------------------------                  --------       ----------     --------------     -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments                                                                  0                 0

CASH

12.  Currency On Hand                                                                                     0
13.  Total Cash - End of Month                                                                        4,631


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 6

CASE NUMBER:   401-40785-BJH-11

                                                          MONTH:     JULY-01
                                                                ----------------

PAYMENTS TO INSIDERS AND PROFESSIONALS


Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                              TYPE OF             AMOUNT              TOTAL PAID
            NAME              PAYMENT              PAID                 TO DATE
            ----              -------             ------              ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Insiders                                         0                       0

                                  PROFESSIONALS

                                DATE OF
                              COURT ORDER                                                                     TOTAL
                              AUTHORIZING            AMOUNT           AMOUNT           TOTAL PAID            INCURRED
            NAME                PAYMENT             APPROVED           PAID              TO DATE            & UNPAID*
            ----              -----------           --------          ------           ----------           ---------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Professionals                                        0               0                    0                   0

    * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                        SCHEDULED           AMOUNTS             TOTAL
                                         MONTHLY             PAID               UNPAID
                                        PAYMENTS            DURING               POST
         NAME OF CREDITOR                  DUE               MONTH             PETITION
         ----------------               ---------           -------            --------
1.    Bank of America                                             0           15,071,491
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                     0                 0           15,071,491


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 7

CASE NUMBER:   401-40785-BJH-11

                                                          MONTH:     JULY-01
                                                                ----------------

QUESTIONNAIRE

                                                                                               YES           NO
                                                                                               ---           --
1.      Have any Assets been sold or transferred outside the normal course of
        business this reporting period?                                                                      X

2.      Have any funds been disbursed from any account other than a debtor in
        possession account?                                                                                  X

3.      Are any Post Petition Receivables (accounts, notes, or loans) due from
        related parties?                                                                                     X

4.      Have any payments been made on Pre Petition Liabilities this reporting
        period?                                                                                              X

5.      Have any Post Petition Loans been received by the debtor from any party?                             X

6.      Are any Post Petition Payroll Taxes past due?                                                        X

7.      Are any Post Petition State or Federal Income Taxes past due?                                        X

8.      Are any Post Petition Real Estate Taxes past due?                                                    X

9.      Are any other Post Petition Taxes past due?                                                          X

10.     Are any amounts owed to Post Petition creditors delinquent?                                          X

11.     Have any Pre Petition Taxes been paid during the reporting period?                                   X

12.     Are any wage payments past due?                                                                      X


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.



INSURANCE

                                                                                               YES           NO
                                                                                               ---           --
1.      Are Worker's Compensation, General Liability and other necessary
        insurance coverages in Effect?                                                         X

2.      Are all premium payments paid current?                                                 X

3.      Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.


                              INSTALLMENT PAYMENTS

   TYPE OF POLICY                       CARRIER                   PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
   --------------                       -------                   --------------          --------------------------
General Liability                    Liberty Mutual                9/1/00-3/1/02          Semi-Annual        $64,657



This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                          FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40785-BJH-11                                ACCRUAL BASIS

                                                          MONTH:     JULY-01
                                                                ----------------

ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER          FOOTNOTE/EXPLANATION
------         -----------          --------------------
1                   1               Pursuant to a February 12, 2001 Order (1) Authorizing Continued
3                   1               Use of Existing Forms and Records; (2) Authorizing Maintenance of
                                    Existing Corporate Bank Accounts and Cash Management System; and
                                    (3) Extending Time to Comply with 11 U.S.C. Section 345
                                    Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is
                                    administered by, and held in the name of, Kevco Management Co.
                                    (co-debtor, Case No. 401-40788-BJH). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3. Debtor maintains a petty cash account that is included in the cash supplement schedule.

1                 14,24             Kevco Holding, Inc. is the holding company for Kevco
2                  21A              Manufacturing, LP (Case No. 00-40784-BJH) and Kevco Distribution,
                                    LP (Case No. 00-40789-BJH). In conjunction with the asset sales recorded in Kevco Manufacturing LP's and Kevco Distribution LP's
                                    books and records (see prior Monthly Operating Reports for details), losses were recorded on this Debtor's income statement for its write-off of related goodwill.

1                  27A              Intercompany payables are to co-debtors Kevco Management Co.
                                    (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
                                    401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                                    401-40784-BJH-11), DCM Delaware, Inc. (Case No.
                                    401-40787-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11),
                                    Kevco GP, Inc. (Case No. 401-40786-BJH-11), and Kevco
                                    Components, Inc. (Case No. 401-40790-BJH-11).

1                  32               The direct charges to equity are due to the secured debt
                                    reductions pursuant to sales of Kevco Manufacturing, L.P.'s operating divisions, the asset sale of the South Region of Kevco
                                    Distribution, as well as direct cash payments of $25 million
                                    (See Footnote 1,24). The secured debt owed to Bank of America by
                                    Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.
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